                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 6, 2005

                                NEOGENOMICS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   333-72097              74-2897368
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)       Identification No.)

12701 Commonwealth Drive, Suite #9, Fort Myers, Florida          33913
      (Address of principal executive offices)                 (Zip code)

 Registrant's telephone number, including area code:         (239) 768-0600

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

        On June 6, 2005, NeoGenomics, Inc. (the "Company") entered into a Standby
Equity Distribution Agreement with Cornell Capital Partners, LP ("Cornell").
Pursuant to the Standby Equity Distribution Agreement, the Company may, at its
discretion, periodically sell to Cornell shares of common stock for a total purchase price of up to $5.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell will pay the Company
98% of the lowest volume weighted average price ("VWAP") of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the 5 days immediately following the notice date (the "Purchase Price"). The total number of shares issued to Cornell under each advance request will be equal to the total dollar amount of the advance request divided by the Purchase Price determined during the five day pricing period. Cornell will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell's obligation to purchase shares of the Company's common stock under the Standby
Equity Distribution Agreement is subject to certain conditions, including the
Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $750,000 per weekly advance. The amount and timing of all advances under the Standby
Equity Distribution Agreement are at the discretion of the Company and the
Company is not obligated to issue and sell any securities to Cornell, unless and until it decides to do so.

Item 3.02. Unregistered Sales of Equity Securities.

        Upon execution of the Standby Equity Distribution Agreement, Cornell
received 381,888 shares of the Company's common stock as a commitment fee under the Standby Equity Distribution Agreement.

        The Company also issued 27,278 shares of the Company's common stock to
Spartan Securities Group, Ltd. under a placement agent agreement relating to the
Standby Equity Distribution Agreement.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description

Exhibit             Description                                   Location

Exhibit 99.1        Standby Equity Distribution Agreement
                    dated  as of June 6, 2005 between the
                    Company and Cornell Capital Partners, LP   Provided herewith

Exhibit 99.2        Registration Rights Agreement dated as
                    of June 6, 2005 between the Company and
                    Cornell Capital Partners, LP               Provided herewith

Exhibit 99.3        Placement Agent Agreement dated as of
                    June 6, 2005 by and among the Company,
                    Cornell Capital Partners, LP and Spartan
                    Securities Group, Ltd.                     Provided herewith

Exhibit 99.4        Escrow Agreement dated as of June 6, 2005
                    by and among the Company, Cornell Capital
                    Partners, LP and David Gonzalez, Esq.      Provided herewith

Exhibit 99.5        Promissory Note dated as of June 6, 2005
                    between the Company and Cornell Capital
                    Partners, LP                               Provided herewith

Exhibit 99.6        Press Release                              Provided herewith

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 8, 2005                        NEOGENOMICS, INC.

                                             By:      /s/ Robert Gasparini
                                             Name     Robert P. Gasparini
                                             Title:   President

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